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                                                                    EXHIBIT 10.2

                                     FORM OF
                      LETTER AGREEMENT AMENDING EMPLOYMENT
                                   AGREEMENT

      Corixa Corporation ("Corixa") and _____________ ("Executive"), hereby amend the Employment Agreement between Corixa and Executive, dated ______, (the "Agreement") as follows:

      1) The number of option shares for which Executive is eligible under Paragraph 3(b)(i) of the Agreement is hereby increased from ____ to
            ____.

      2) The annual discretionary cash bonus for which Executive is eligible under Paragraph 3(c) of the Agreement is hereby increased from __% of Executive's then current base salary to __% of Executive's then current base salary.

      Dated: ______________.

      ____________________________                     _________________________
      Corixa Corporation                               Executive
      By:  _______________________
      Its: _______________________